MAY 5, 1999

                    Supplement to the PaineWebber Growth Fund
                       Prospectus Dated November 30, 1998



Dear Investor,

        This is a supplement to the Prospectus of PaineWebber Growth Fund.

        THE FOLLOWING REPLACES THE INFORMATION CONCERNING THE PAINEWEBBER GROWTH FUND IN THE "MANAGEMENT" SECTION ON PROSPECTUS P. 27:

GROWTH FUND. Ellen R. Harris has been primarily responsible for the day-to-day portfolio management of Growth Fund since its inception. Ms. Harris is a managing director of Mitchell Hutchins. Prior to joining Mitchell Hutchins in 1983 as a portfolio manager, Ms. Harris served as a vice president and portfolio manager at American General Capital Management (now American Capital Management).